Parker Hannifin Corporation
Quarterly Earnings Release
2
nd
Quarter FY2011
January 20, 2011
****************
****************
****************
****************
****************
****************
Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, and changes in contract cost and revenue estimates for new development programs; uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize anticipated cost savings from business realignment activities;
threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Slide 3
Non-GAAP Financial Measures
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates on sales.  This presentation also reconciles cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution.
The effects of acquisitions, currency exchange rates and the discretionary pension plan contribution are removed to allow investors and the company to meaningfully evaluate changes in sales and cash flow from operating activities as a percent of sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 2 nd Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
Second Quarter FY11 Highlights
End Market
Improvement:
Orders Improved Year-over-Year and
Sequentially for all Segments
Revenues Rebounding: Q2 Revenues Increased 21.7% Year-over-
Year
Operating
Margins:
Margins Improved Year-over-Year for all
Segments
Achieved All-time Record Margins across Q2 for:
– NA Industrial, Total Industrial and Total Parker Operating Margins
Net
Income:
Q2 Net Income More than Doubled Year-over-Year
Continued Reduction in
Leverage:
Gross Debt to Total Capital
Ratio Decreased to 26.5%
Continued Strong Cash
Flow:
Q2 FY11 Operating Cash
Flow/Revenue of 10.0%
Acquisitions: Completed Acquisition of Gulf Coast Seal

Slide 6 Financial Highlights Diluted Earnings per Share 2 nd Quarter $1.39 $.64 $2.90 $1.10 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Q2 FY11 Q2 FY10 FY11 FY10

Slide 7
Influences on 2
nd
Quarter Earnings
Diluted Earnings Per Share Increase of $.75 Year-
over-Year Primarily Driven By:
Increased Revenues of 21.7%
Improved Operating Income ($.71 EPS Impact)
Margins Improved to 14.0% from 10.4% Year-over-
Year
Lower Other Expense ($.07 EPS Impact)
Offset by:
Increased Corporate G&A Primarily Due To Incentives
($.03 EPS Impact)

Slide 8
Financial Highlights
Sales – 2
nd
Quarter
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 2,867 $ 21.7% 2,355 $   5,696 $  24.0% 4,592 $
Acquisitions 10 0.4% 14 0.3%
Currency (21) (0.9)% (47) (1.0)%
Adjusted Sales 2,878 $ 22.2% 5,729 $  24.7%
2nd Quarter Total Year

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 1,046 $ 23.4% 847 $      2,110 $  29.4% 1,630 $
Acquisitions 4 0.5% 4 0.2%
Currency 5 0.5% 8 0.5%
Adjusted Sales 1,037 $ 22.4% 2,098 $  28.7%
Operating Margin
As reported 159 $   114 $      349 $     191 $
% of Sales 15.2% 13.5% 16.5% 11.7%
2nd Quarter Total Year

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 1,147 $ 23.1% 932 $      2,240 $  25.7% 1,782 $
Acquisitions 1 0.1% 1 0.1%
Currency (25) (2.6)% (52) (2.9)%
Adjusted Sales 1,171 $ 25.6% 2,291 $  28.5%
Operating Margin
As reported 168 $   83 $        352 $     144 $
% of Sales 14.6% 8.9% 15.7% 8.1%
2nd Quarter Total Year

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 460 $   14.7% 401 $      897 $     9.7% 818 $
Acquisitions 1 0.2% 3 0.4%
Currency (1) (0.2)% (2) (0.2)%
Adjusted Sales 460 $   14.7% 896 $     9.5%
Operating Margin
As reported 64 $     41 $        107 $     94 $
% of Sales 13.8% 10.2% 12.0% 11.5%
2nd Quarter Total Year

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2011
%
Change
FY2010 FY2011
%
Change
FY2010
Sales
As reported 214 $   22.6% 175 $      449 $     24.1% 362 $
Acquisitions 4 2.2% 6 1.3%
Currency 0 (0.0)% (1) (0.0)%
Adjusted Sales 210 $   20.4% 444 $     22.8%
Operating Margin
As reported 10 $     6 $          31 $       17 $
% of Sales 4.4% 3.5% 6.9% 4.6%
2nd Quarter Total Year

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
DEC '10 SEPT '10 DEC '09 SEPT '09
Total Parker 29% + 29% + 7% - 25% -
Industrial North America 26% + 31% + 3% - 27% -
Industrial International 29% + 34% + 0% +    25% -
Aerospace 37% + 16% + 27% - 23% -
Climate & Industrial Controls 26% + 23% + 6% +    17% -
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15
Strong Cash Flow
Cash from Operating Activities
2
nd
Quarter
FY11 Cash from Operating Activities
As reported $408 M
Pension plan contribution 200 M
Adjusted $608 M
FY11 Cash from Operating Activities As  A % of
Sales
As reported 7.2%
Pension plan contribution 3.5%
Adjusted 10.7%

Slide 16
Financial Leverage
26.5%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11
Debt to Debt Equity
26.5%
Debt to Debt Equity

Slide 17
FY 2011  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2011 Sales change versus FY 2010
  Industrial North America 19.8%   --  21.8%
  Industrial International 18.6%   --  20.6%
  Aerospace 6.7%   --  8.7%
  Climate & Industrial Controls 14.6%   --  15.6%
  FY 2011 Operating margin percentages
  Industrial North America 16.2%   --  16.8%
  Industrial International 15.1%   --  15.7%
  Aerospace 13.6%   --  13.9%
  Climate & Industrial Controls 8.3%   --  8.8%

Slide 18 FY 2011 Earnings Outlook Assumptions below Operating Margin (+/- 1.0%) Corporate Admin $157M Interest Expense $ 98M Other Expense (Inc.) $133M Total $388M Tax Rate 27%

Slide 19 Earnings Outlook – FY11 Low High Diluted earnings per share 5.80 $ 6.20 $

Slide 20 Questions & Answers... * * * *

Appendix
Income Statement
2
nd
Quarter FY2011
1
st
Half FY2011
**************************
**************************
**************************
**************************
**************************
**************************
**************************
**************************
**************************
**************************
*
*
*

Slide 22
Income Statement – 2
nd
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,866.6 $  100.0% 2,354.7 $  100.0%
Cost of sales 2,195.7 76.6% 1,869.5 79.4%
Gross profit 670.9 23.4% 485.2 20.6%
S, G & A 345.7 12.1% 309.8 13.2%
Interest expense 25.6 .9% 25.0 1.1%
Other (income) expense, net (6.6) (.3)% 8.1 .3%
Income before taxes 306.2 10.7% 142.3 6.0%
Income taxes 74.4 2.6% 37.3 1.6%
Net income
231.8 $     8.1% 105.0 $     4.4%
Less: Noncontrolling interests 1.6 $         .1% .4 $          .0%
Net income attributable to common
shareholders
230.2 $     8.0% 104.6 $     4.4%
FY 2011 FY 2010

Slide 23
Income Statement – 1
st
Half
Dollars in millions
% of Sales % of Sales
Net Sales
5,695.9 $  100.0% 4,591.9 100.0%
Cost of sales 4,333.6 76.1% 3,670.4 79.9%
Gross profit 1,362.3 23.9% 921.5 20.1%
S, G & A 679.2 11.9% 611.7 13.3%
Interest expense 50.3 .9% 50.8 1.1%
Other (income) expense, net (9.8) (.2)% 2.7 .1%
Income before taxes 642.6 11.3% 256.3 5.6%
Income taxes 161.8 2.8% 77.3 1.7%
Net income
480.9 $     8.5% 179.0 $     3.9%
Less: Noncontrolling interests 3.5 $         .1% .9 $          .0%
Net income attribituable to common
shares
477.3 $     8.4% 178.1 $     3.9%
FY 2011 FY 2010
$